EXHIBIT 99.1
                        MINDLOFT CORPORATION


                            APPENDIX A

                       LETTER OF TRANSMITTAL
               To Exchange Shares of Common Stock of
           Xerox Corporation and Lucent Technologies Inc.
   Pursuant to the Prospectus Dated (enter effective day of offer) by
                        MindLoft Corporation



               THE OFFER WILL EXPIRE AT 8:00 PM, NEW
       YORK CITY TIME, ON (enter closing date of offer) 2001
                   UNLESS THE OFFER IS EXTENDED.

                 The Depository for the Offer is:

               (insert Depositary name) Depositary
                         Depositary Address
                    Depositary City, State Zip
                    Telephone:  (888) 888-8888


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) of Xerox Corporation and Lucent Technologies Inc. (the "Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by (insert Depositary name) Depositary (the "Depositary") at The Depository Trust Company ("DTC") (a "Book-Entry Transfer Facility") pursuant to the procedures set forth in the prospectus under Terms of the Exchange Offer, Section 3 (as defined below).

DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT
CONSTITUTE DELIVERY TO THE DEPOSITARY.

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                              A-1


        Exhibit 99.1 - pg. 1


                        MINDLOFT CORPORATION

                   DESCRIPTION OF SHARES TENDERED

NAME(S) AND             SHARE           NUMBER OF           NUMBER OF
ADDRESS(ES) OF          CERTIFICATE     SHARES              SHARES
REGISTERED HOLDER(S)    NUMBER(S)(1)    REPRESENTED BY      TENDERED(2)
(PLEASE FILL IN, IF                     CERTIFICATE(S)(1)
BLANK, EXACTLY
AS NAME(S)
APPEAR ON
CERTIFICATE(S)

--------------------    ------------    -----------------   -----------

--------------------    ------------    -----------------   -----------

                               Total Shares Tendered:__________________


--------------------------------------
(1) Need not be completed by holders of Shares delivering Shares by Book-Entry Transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

(N)ame of Tendering Institution:_________________________

(C)heck Box of Book-Entry Transfer Facility:
       / / DTC

(A)ccount Number:_______________________________

(T)ransaction Code Number:______________________

/ / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

        Exhibit 99.1 - pg. 2


                       MINDLOFT CORPORATION


(N)ame(s) of Registered Holder(s):____________________________________


(W)indow Ticket Number (if any):______________________________________

(D)ate of Execution of Notice of Guaranteed Delivery:_________________

(N)ame of Institution which Guaranteed Delivery:______________________

(I)f delivered by Book-Entry Transfer, check box of Applicable Book-Entry Facility:
       / / DTC

(A)ccount Number:_______________________________________

(T)ransaction Code Number:______________________________

        Exhibit 99.1 - pg. 3


                       MINDLOFT CORPORATION


             PLEASE READ THE INSTRUCTIONS SET FORTH
             IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

      By this Letter of Transmittal, the undersigned delivers to MindLoft Corporation, a Florida corporation ("Offeror") the above-described shares of common stock, (the "Shares"), of (the "Company"), in exchange for Offeror's common stock as defined in the Exchange Offer. The undersigned understands that the exchange of common stock will conform to the terms and subject to the conditions set forth in the Exchange Offer dated, (enter effective date of offer), 2001 (the "Exchange Offer"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto) constitute the "Offer").

     Subject to, and effective upon, acceptance for exchange of Shares deposited herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the Shares that are being deposited hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after (enter effective date of offer), 2001. The undersigned also irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to these Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

     (i) Deliver Certificates evidencing such Shares, or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Offeror, upon receipt by the Depositary as the undersigned's agent, of the common stock,

     (ii) Present these Shares (and any Distributions) for transfer on the books of the Company and

     (iii) Receive all benefits and otherwise exercise all rights of beneficial ownership of these Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints Malcolm Roy in his capacity as an officer of the Offeror, and any individual who shall thereafter succeed to the office of Offeror, as the attorney-in-fact and proxy of the undersigned. In this capacity Mr. Roy and any succeeding attorney and proxy or his or her substitute shall have the right to vote, without limitation and in such manner as, in his or her sole discretion, deem proper, the Shares deposited by the undersigned. Each of them shall have full power of substitution to the full extent of the undersigned's rights with respect to all Shares deposited hereby and accepted for exchange by Offeror. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares

        Exhibit 99.1 - pg. 4


                       MINDLOFT CORPORATION


deposited herewith. This appointment will be effective when, and only to the extent that, Offeror accepts such Shares for exchange. Upon acceptance for exchange, all prior powers of attorney and proxies given by the undersigned with respect to those Shares will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). With respect to the Shares (and any Distributions) for which the above stated appointment is effective, the designees of Offeror will be empowered to exercise all voting and other rights of the undersigned with respect to these Shares (and any Distributions) as they in their sole discretion may deem proper. Offeror reserves the absolute right to require that, in order for Shares to be deemed validly tendered and immediately upon the acceptance for exchange of the Shares being tendered, Offeror or its designees are able to exercise full voting rights with respect to these Shares (and any Distributions).

     Except as stated in the Exchange Offer, this tender is irrevocable. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares delivered hereby. The undersigned further represents and warrants that, when the same are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title these Shares, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares delivered hereby will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of Shares delivered hereby.

     The undersigned understands that the valid delivery of Shares pursuant to any one of the procedures described in Section 3 of the Exchange Offer and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror with respect to these Shares upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, Offeror may not be required to accept for exchange any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the Common Stock and/or return any Certificates evidencing Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the Common Stock and/or return any Certificates evidencing Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please do both of the following:

        Exhibit 99.1 - pg. 5


                       MINDLOFT CORPORATION


     (i) Issue the Common Stock and/or return any such Certificates evidencing Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) in the name(s) of the person(s) so indicated, and

     (ii) Deliver the check and/or return the certificates (and accompanying documents, as appropriate) to the person(s) so indicated.

Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Offeror has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Offeror does not accept for exchange any of the Shares tendered hereby.

        Exhibit 99.1 - pg. 6


                       MINDLOFT CORPORATION


--------------------------------------------------------------------------

                   SPECIAL PAYMENT  INSTRUCTIONS
                   (SEE INSTRUCTIONS  5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for exchange and/or the Common Stock are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer and not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:   [ ]     Check    [ ]  Certificate(s) to:

Name:

_________________________________________________________________________
                       (Please print or type)
Address:

_________________________________________________________________________
                         (Include Zip Code)

_________________________________________________________________________
            (Tax Identification or Social Security Number)
                      (See Substitute Form W-9)

[ ]   Credit unexchanged Common Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth  below:

Check appropriate Box:
[ ]   The Depository Trust Company
[ ]   Philadelphia Depository Trust Company

____________________________________________
(Account Number)


--------------------------------------------------------------------------

        Exhibit 99.1 - pg. 7


                       MINDLOFT CORPORATION


--------------------------------------------------------------------------

                   SPECIAL DELIVERY INSTRUCTIONS
                   (SEE INSTRUCTIONS  5, 6 AND 7)

     To be completed ONLY if certificates for Shares not tendered or not accepted for exchange and/or the Common Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

Mail: (check appropriate box(es))

[ ]    Check to:
[ ]    Certificate(s) to:

Name:
_________________________________________________________________________
                      (Please print or type)
Address:
_________________________________________________________________________
                      (Include Zip Code)

_________________________________________________________________________
                      (Tax Identification Number)
                      (See Substitute Form W-9)

STOCKHOLDER:  SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW

_________________________________________________________________________

_________________________________________________________________________
                   (SIGNATURE(S) OF STOCKHOLDER(S))

DATED:    ____________________________, 2001


--------------------------------------------------------------------------

        Exhibit 99.1 - pg. 8


                       MINDLOFT CORPORATION

                                       IMPORTANT
                                  STOCKHOLDER SIGNATURE
                        (Also Complete Substitute Form W-9 Below)



_________________________________________________________________

_________________________________________________________________
(Signature(s) or Owner(s)

Name(s)__________________________________________________________


Name of Firm_____________________________________________________


Capacity (full title)____________________________________________
			(See Instruction 5)

Address__________________________________________________________

_________________________________________________________________
                                                (Zip Code)

Area Code and Telephone Number___________________________________

Taxpayer Identification or Social Security Number________________
					(See Substitute Form W-9)

Dated:__________________, 2001

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer or a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

        Exhibit 99.1 - pg. 9


                       MINDLOFT CORPORATION



                    GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s)_________________________________________

Name(s)_________________________________________________________

________________________________________________________________


Name of Firm____________________________________________________
                         (Please Print)

________________________________________________________________
                                              (Zip Code)

Area Code and Telephone Number__________________________________

Dated:__________________, 2001

        Exhibit 99.1 - pg. 10


                       MINDLOFT CORPORATION



              INSTRUCTIONS FORMING PART OF THE TERMS
                    AND CONDITIONS OF THE OFFER

   1.   Guarantee of Signatures.   Except as otherwise provided
below, signatures on this Letter of Transmittal must be guaranteed by

       (a) A member in good standing of the Securities Transfer Agent's Medallion Program, or

       (b) Any other bank, broker, dealer, credit union, savings association or other entity that is an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing constituting an "Eligible Institution"),

Unless the Shares tendered hereby are tendered

            (i) By the registered holder of such Shares who has completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" hereby or

            (ii) For the account of an Eligible Institution. The
                 term registered holder, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares. See Instruction 5.

If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if the Units are to be made or delivered to, or Certificates evidencing unexchanged Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers. Whichever case occurs, the Certificates must be endorsed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided by the terms of this Letter. See Instruction 5.

   2.   Requirement of Tender.   Stockholders shall complete this
Letter of Transmittal if Certificates evidencing Shares are to be enclosed or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Exchange Offer. For a Stockholder to validly tender Shares pursuant to the Offer, either

        (a) A properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of shares of Common Stock) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior

        Exhibit 99.1 - pg. 11


                       MINDLOFT CORPORATION


             to the Expiration Date (as defined in Section 1 of the Exchange Offer) and either


             (i) Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or

             (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Exchange Offer and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date,

Or

       (b) The tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Exchange Offer.

Stockholders may tender their securities by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of the Exchange Offer under one or more of the following circumstances:

       (a)   Their Certificates for securities are not immediately available,

       (b) They cannot deliver their certificates and all other required documents to the Depositary prior to the expiration Date, or

       (c) They cannot comply with the book entry procedures on a timely basis.

        Exhibit 99.1 - pg. 12


                       MINDLOFT CORPORATION


Pursuant to such guaranteed delivery procedures, all of the following must occur:

       (i)   The tender must be made by or through an Eligible Institution,

       (ii) The Depositary must receive a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, prior to the Expiration Date and

       (iii) The Depositary must receive, within three trading days after the date of execution of such Notice of Guaranteed Delivery, the Certificates of all tendered securities. The Certificates must be submitted in proper form for transfer (or a book-entry Confirmation with respect to all tendered securities), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents.

A "trading day" is any day on which the Nasdaq National Market is open for business.

The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forms a part of a Book-Entry Confirmation. The Book-Entry Confirmation states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares of common stock, that such participant has received and agrees to be bound by such terms of the Letter of Transmittal and that Offeror may enforce such agreement against the participant.

The signatures on this Letter of Transmittal cover the securities tendered hereby.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, ARE AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL, PROPERLY INSURED AND WITH RETURN RECEIPT REQUESTED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be exchanged. By execution of this Letter of Transmittal (or a facsimile thereof), all tendering Stockholders waive any right to receive any notice of the acceptance of their Shares for exchange.

   3.   Inadequate Space.   If the space provided in this form is
inadequate, the information required under "Description of Shares
Tendered" should be listed on a separate signed schedule attached hereto.

        Exhibit 99.1 - pg. 13


                       MINDLOFT CORPORATION


   4.   Partial Tenders.   If fewer than all of the Shares represented
by any Certificates delivered to the Depositary via this Letter of Transmittal are to be tendered by the undersigned, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." If Offeror accepts the Shares tendered for exchange, a new Certificate for the remainder of the Shares that were evidenced by the old Certificate(s) will be sent, without expense, as soon as practicable after the Expiration Date to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or in the box entitled "Special Delivery Instructions" on this Letter of Transmittal. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5.   Signatures on Letter of Transmittal, Instruments of Transfer
and Endorsements.   If this Letter of Transmittal is signed by the
registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

   If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should indicate this fact when signing, and must submit proper evidence satisfactory to Offeror of such person's authority to so act.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not exchanged are to be issued or returned, to a person other than the registered holder(s). An Eligible Institution must guarantee signatures on the Certificates or instruments of transfer.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). An Eligible Institution must guarantee signatures on such Certificate(s) or instruments of transfer.

   6.   Transfer Taxes.   Offeror will not pay or cause to be paid any
transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer, and such transfer taxes will be charged to the tendering stockholder.

        Exhibit 99.1 - pg. 14


                       MINDLOFT CORPORATION


   7.   Special Payment and Delivery Instructions.   Complete the
appropriate boxes on this Letter of Transmittal when issuing Certificates for unexchanged Shares in the name of a person other than the signer of this Letter of Transmittal or when returning these Certificates to someone other than the signer of this Letter of Transmittal or to an address other than that shown above. If any tendered Shares are not exchanged for any reason and the Book-Entry Transfer Facility delivers these Shares, the Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

   8.   Waiver of Conditions.   Offeror may waive the conditions of
the Offer, in whole or in part, at any time or from time to time, in Offeror's sole discretion and subject to the conditions described in the Exchange Offer, by filing a post-effective amendment.

   9.   Backup Withholding Tax.   The Depositary requires each tendering
Stockholder to provide a correct Taxpayer Identification Number
("TIN") on Substitute Form W-9, which is enclosed under "Important Tax Information" below, and to certify that the stockholder is not subject to backup withholding.

FAILURE TO PROVIDE THE INFORMATION ON THE SUBSTITUTE FORM W-9 MAY
SUBJECT THE TENDERING STOCKHOLDER TO 31% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE FOR THE SHARES.

The tendering Stockholder should indicate in the box in Part III of the Substitute Form W-9 if a TIN has not been issued to the tendering Stockholder and if the Stockholder has applied for a TIN or intends to apply for a TIN in the near future. If the Stockholder has indicated in the box in Part III that a TIN has been applied for and he or she has not provided the Depositary with a TIN by the time of payment, the Depositary will withhold 31% of all Units, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

   10.  Lost or Destroyed Certificates.   If any Certificate(s)
representing Shares has been lost or destroyed, the holders should promptly notify the Company's transfer agent, Bank of New York. The holders then will be instructed as to the procedure for replacing the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been properly completed.

IMPORTANT: THE DEPOSITARY MUST RECEIVE THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) PRIOR TO THE EXPIRATION DATE TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS. CERTIFICATES FOR TENDERED SECURITIES MUST BE RECEIVED BY THE DEPOSITARY OR SECURITIES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

        Exhibit 99.1 - pg. 15


                       MINDLOFT CORPORATION


                     IMPORTANT TAX INFORMATION

    Under federal income tax law, a Stockholder whose tendered
Shares are accepted for exchange is required to provide the Depositary (as payer) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is his or her social security number. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Stockholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Stockholders with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

   Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Stockholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and that

    (1) The Stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or
    (2) The Internal Revenue Service has notified the Stockholder that he is no longer subject to backup withholding.

        Exhibit 99.1 - pg. 16


                       MINDLOFT CORPORATION


               WHAT NUMBER TO GIVE THE DEPOSITARY

   The Stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered via this Letter of Transmittal. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.



_________________________________       ________________________, 2001
          Signature                         Date




_________________________________
      Name (Please Print)

        Exhibit 99.1 - pg. 17


                       MINDLOFT CORPORATION


         PAYER'S NAME: (insert Depositary name) DEPOSITARY

----------------------------------------------------------------------------------------------------

SUBSTITUTE                 Part 1. Please provide your TIN in the     Social Security Number OR
                           box at right and certify by signing and    Employer Identification Number
                           Dating below.
                                                                      ______________________________

Form W-9                   -------------------------------------------------------------------------
Department of Treasury
Internal Revenue           Part 2.  Check the box if you are NOT subject to backup
Service                    withholding under the Provisions of Section
                           3408(a)(1)(C) of the Internal Revenue Code of 1986
                           because (1) you have not been notified that you are
                           subject to backup withholding as a result of failure to
                           report all interest or dividends or (2) the Internal
                           Revenue Service has notified you that you are no longer
                           subject to backup withholding ?

                           -------------------------------------------------------------------------

                           Part 3 - Certification - Under the penalties of
Payer's Request for        perjury, I certify that the information provided on
Taxpayer Identification    this form is true, correct and complete.
Number ("TIN") and
Certification
                           Print your Name

                           ____________________________

                           Address:

                           ____________________________
                           ____________________________
                           ____________________________                [ ]  Awaiting TIN

                           Signature:

                           ____________________________

                           Date:_______________________


----------------------------------------------------------------------------------------------------


        Exhibit 99.1 - pg. 18


                       MINDLOFT CORPORATION


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.


---------------------------------------------------------------------------

         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


_______________________________________________
              Signature

________________________
Date


---------------------------------------------------------------------------

        Exhibit 99.1 - pg. 19